UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 17, 2004

Nissan Auto Leasing LLC II
(Originator of the Note Issuer and Transferor of the SUBI Certificate to the Note Issuer)
(Exact name of registrant as specified in its charter)

Nissan-Infiniti LT
(Issuer with respect to the SUBI Certificate)
(Exact name of registrant as specified in its charter)

NILT Trust
(Transferor of the SUBI Certificate to Nissan Auto Leasing LLC II)
(Exact name of registrant as specified in its charter)

Nissan Auto Lease Trust 2003-A
(Issuer with respect to the Notes)
(Exact name of registrant as specified in its charter)

Delaware	333-106763 333-106763-01 333-106763-02 333-106763-03	95-4885574 33-6226449 52-6935346 51-6538955
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

___________________________________

(Address of principal executive office)

Registrant's telephone number, including area code: (310) 719-8509

Item 5. Other Events.

Pursuant to Section 8.09(b) of the 2003-A Servicing Supplement, dated as of October 29, 2003 (the "Agreement"), by and among Nissan-Infiniti LT, as titling trust, NILT Trust, as UTI beneficiary, and Nissan Motor Acceptance Corporation, as servicer (the "Servicer"), the Servicer has delivered to the Trustee (as defined in the Agreement), a Settlement Statement (as defined in the Agreement). The Settlement Statement is attached hereto as Exhibit 20.1.

Item 7(c).	Financial Statements, Pro Forma Financial Information and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Exhibits
The exhibit number corresponds with Item 601(a) of Regulation S-K.
Exhibit No.	Description
20.1	Settlement Statement for the month ended January 31, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO LEASING LLC II

By:	___/s/___Joji Tagawa_________
Joji Tagawa Treasurer
NISSAN AUTO LEASE TRUST 2003-A
By:	Nissan Auto Leasing LLC II, solely as originator of Nissan Auto Lease Trust 2003-A
	By:	___/s/___Joji Tagawa______
Joji Tagawa Treasurer
NILT TRUST
By:	Nissan Motor Acceptance Corporation, solely as grantor and beneficiary

	By:	___/s/___Joji Tagawa_______
Joji Tagawa Treasurer
NISSAN-INFINITI LT
By:	Nissan Motor Acceptance Corporation, solely as originator of Nissan-Infiniti LT

	By:	___/s/_Joji Tagawa____
Joji Tagawa Treasurer

February 27, 2004

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page
20.1	Settlement Statement for the month ended January 31, 2004	5

Exhibit 20.1

NISSAN AUTO LEASE TRUST 2003-A

Settlement Statement

for the month ended January 31, 2004

NALT 2003-A

Collection Period Start		01-Jan-04	Distribution Date	17-Feb-04
Collection Period End		31-Jan-04	30/360 Days	30
Beg. of Interest Period		15-Jan-04	Actual/360 Days	33
End of Interest Period		17-Feb-04	0	0

SUMMARY

	Coupon Rate	Initial Balance	Beginning Balance	Ending Balance	Pool Factor
Total Portfolio		1,425,005,313.53	1,318,609,731.26	1,289,774,790.87	0.9051017
Total Securities		1,425,005,313.53	1,318,609,731.26	1,289,774,790.87	0.9051017
Class A-1 Notes	1.165630%	240,300,000.00	133,904,417.73	105,069,477.34	0.4372429
Class A-2 Notes	1.690000%	277,000,000.00	277,000,000.00	277,000,000.00	1.0000000
Class A-3a Notes	1.240000%	379,950,000.00	379,950,000.00	379,950,000.00	1.0000000
Class A-3b Notes	2.570000%	342,450,000.00	342,450,000.00	342,450,000.00	1.0000000
Certificates	0.000000%	185,305,313.53	185,305,313.53	185,305,313.53	1.0000000

	Principal Payment Due	Interest Payment	Principal per $1000 Face Amount	Interest per $1000 Face Amount
Class A-1 Notes	28,834,940.39	143,076.09	N/A	N/A
Class A-2 Notes	0.00	390,108.33	0.0000000	1.4083333
Class A-3a Notes	0.00	431,876.50	0.0000000	1.1366667
Class A-3b Notes	0.00	733,413.75	0.0000000	2.1416667
Certificates	0.00	0.00	0.0000000	0.0000000
Total Securities	28,834,940.39	1,698,474.67

I. COLLECTIONS

Lease Payments: ( Lease SUBI)
Monthly Principal							17,648,642.75
Monthly Interest							5,918,717.29
Total Monthly Payments							23,567,360.04

Interest Rate Cap Payments							0.00

Advances:
Aggregate Monthly Payment Advances							1,148,055.34
Aggregate Sales Proceeds Advance							2,054,126.70
Total Advances							3,202,182.04

Vehicle Disposition Proceeds:
Reallocation Payments							2,279,027.74
Repurchase Payments							167,725.67
Net Auction Proceeds							0.00
Recoveries							0.00
Net Liquidation Proceeds							6,415,727.50
Excess Wear and Tear and Excess Mileage							16,307.70
Remaining Payoffs							0.00
Net Insurance Proceeds							748,485.88
Residual Value Surplus							6,266.41
Total Collections							36,403,082.98

II. COLLATERAL POOL BALANCE DATA
			Number	Book Amount	Discount Rate	Securitization Value
Pool Balance - Beginning of Period			63,555	1,355,756,485.88	6.25000%	1,318,609,731.26
Total Depreciation Received			-	(18,132,756.43)		(18,295,698.95)
Principal Amount of Gross Losses			(89)	(1,970,490.81)		(1,979,357.12)
Repurchase / Reallocation			(10)	(170,633.20)		(167,725.67)
Early Terminations			(33)	(579,326.93)		(535,334.09)
Scheduled Terminations			(387)	(7,914,105.38)		(7,856,824.56)
Pool Balance - End of Period			63,036	1,326,989,173.13	6.25000%	1,289,774,790.87

III. DISTRIBUTIONS

Total Collections							36,403,082.98
Reserve Amounts Available for Distribution							46,170,480.85
Total Available for Distribution							82,573,563.83

1. Amounts due Indenture Trustee as Compensation or Indemnity							0.00
2. Reimbursement of Payment Advance							1,161,803.22
3. Reimbursement of Sales Proceeds Advance							1,020,296.53
4. Servicing Fee:
Servicing Fee Due							1,098,841.44
Servicing Fee Paid							1,098,841.44
Servicing Fee Shortfall							0.00
Total Trustee, Advances and Servicing Fee Paid							3,280,941.19

5. Interest:
Class A-1 Notes Monthly Interest
Class A-1 Notes Interest Carryover Shortfall							0.00
Class A-1 Notes Interest on Interest Carryover Shortfall							0.00
Class A-1 Notes Monthly Available Interest Distribution Amount							143,076.09

Class A-1 Notes Monthly Interest Paid							143,076.09
Chg in Class A-1 Notes Int. Carryover Shortfall							0.00

Class A-2 Notes Monthly Interest
Class A-2 Notes Interest Carryover Shortfall							0.00
Class A-2 Notes Interest on Interest Carryover Shortfall							0.00
Class A-2 Notes Monthly Available Interest Distribution Amount							390,108.33

Class A-2 Notes Monthly Interest Paid							390,108.33
Chg in Class A-2 Notes Int. Carryover Shortfall							0.00

Class A-3 Notes Monthly Interest							0.00
Class A-3a Notes Interest Carryover Shortfall							0.00
Class A-3a Notes Interest on Interest Carryover Shortfall							0.00
Class A-3a Notes Monthly Available Interest Distribution Amount							431,876.50

Class A-3a Notes Monthly Interest Paid							431,876.50
Chg in Class A-3a Notes Int. Carryover Shortfall							0.00
0.00
Class A-4 Monthly Interest
Class A-3b Notes Interest Carryover Shortfall							0.00
Class A-3b Notes Interest on Interest Carryover Shortfall							0.00
Class A-3b Notes Monthly Available Interest Distribution Amount							733,413.75

Class A-3b Notes Monthly Interest Paid							733,413.75
Chg in Class A-4 Notes Int. Carryover Shortfall							0.00
0.00
Certificate Monthly Interest
Certificate Interest Carryover Shortfall							0.00
Certificate Interest on Interest Carryover Shortfall							0.00
Certificate Monthly Available Interest Distribution Amount							0.00

Certificate Monthly Interest Paid							0.00
Chg in Certificate Int. Carryover Shortfall							0.00
0.00
Total Note and Certificate Monthly Interest
Total Note and Certificate Monthly Interest Due							1,698,474.66
Total Note and Certificate Monthly Interest Paid							1,698,474.66
Total Note and Certificate Interest Carryover Shortfall							0.00
Chg in Total Note and Certificate Int. Carryover Shortfall							0.00

Total Available for Principal Distribution							31,423,667.12

6. Total Monthly Principal Paid on the Notes
Total Monthly Principal Paid on the Class A Notes							28,834,940.39

Total Class A Noteholders' Principal Carryover Shortfall							0.00
Total Class A Noteholders' Principal Distributable Amount							28,834,940.39
Chg in Total Class A Noteholders' Principal Carryover Shortfall							0.00
0.00
7. Total Monthly Principal Paid on the Certificates							0.00

Total Certificateholders' Principal Carryover Shortfall							0.00
Total Certificateholders' Principal Distributable Amount							0.00
Chg in Total Certificateholders' Principal Carryover Shortfall							0.00
0.00
Remaining Available Collections							2,588,726.73

IV. RESERVE ACCOUNT

Initial Reserve Account Amount							28,500,106.27
Required Reserve Account Amount							49,875,185.97
Beginning Reserve Account Balance							46,170,480.85
Reinvestment Income for the Period							43,792.58
Reserve Fund Available for Distribution							46,214,273.43
Reserve Fund Draw Amount							0.00
Deposit of Remaining Available Collections							2,588,726.73
Gross Reserve Account Balance							48,803,000.16
Remaining Available Collections Released to Seller							0.00
Ending Reserve Account Balance							48,803,000.16

V. POOL STATISTICS

Weighted Average Remaining Maturity							27.16
Monthly Prepayment Speed							72.000%
						$	units
Recoveries of Defaulted and Casualty Receivables						1,676,332.11
Securitization Value of Defaulted Receivables and Casualty Receivables						1,979,357.12	89
Aggregate Defaulted and Casualty Gain (Loss)						(303,025.01)
Pool Balance at Beginning of Collection Period						1,318,609,731.26
Net Loss Ratio						-0.0230%
0.00
Cumulative Net Losses for all Periods						0.0963%	1,372,051.07

Delinquent Receivables:						Amount	Number
31-60 Days Delinquent						12,073,089.68	564
61-90 Days Delinquent						3,304,005.65	148
91-120+ Days Delinquent						1,227,620.64	52
Total Delinquent Receivables:						16,604,715.97	764
60+ Days Delinquencies as Percentage of Receivables						0.34%

Aggregate Sales Performance of Auctioned Vehicles						$	units
Sales Proceeds						1,419,504.86	91
Securitization Value						1,705,680.63	91
Aggregate Residual Gain (Loss)						(286,175.77)

Cumulative Sales Performance of Auctioned Vehicles						$	units
Cumulative Sales Proceeds						4,435,027.63	280
Cumulative Securitization Value						5,413,593.36	280
Cumulative Residual Gain (Loss)						(978,565.73)

VI. Reconciliation of Advances

Beginning Balance of Residual Advance							2,118,896.95
Reimbursement of Outstanding Advance							1,020,296.53
Additional Advances for current period							2,054,126.70
Ending Balance of Residual Advance							3,152,727.12

Beginning Balance of Payment Advance							2,769,629.06
Reimbursement of Outstanding Payment Advance							1,161,803.22
Additional Payment Advances for current period							1,148,055.34
Ending Balance of Payment Advance							2,755,881.18